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                                                                   Exhibit 10.8
                                    RPM, INC.

                            BENEFIT RESTORATION PLAN
                            ------------------------

                            Effective January 1, 1991




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                                TABLE OF CONTENTS
                                -----------------


                                    Preamble

Section I                           Definitions

Section II                          Supplemental Restoration Benefits

Section III                         Payment of Benefits

Section IV                          Miscellaneous

Section V                           Effective Date




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                                    RPM, INC.

                            BENEFIT RESTORATION PLAN

                                    PREAMBLE
                                    --------


                  The principal objective of this Benefit Restoration Plan is to provide benefits to certain employees participating in the Basic Retirement Plan (as defined in Section I) of the Company, whose benefits from the plan are limited by the application of Internal Revenue Code Sections 415 and 401(a)(17). Eligibility for participation in the Plan shall be limited to executives selected by the Board of Directors. This Plan will be effective January 1, 1991 and will be effective as to each Participant on the date he or she is designated as such hereunder. The Company intends and desires by the adoption of this Benefit Restoration Plan to recognize the value to the Company of the past and present services of such employees and to encourage their continued services to the Company by making more adequate provisions for their retirement security.


                                       (i)

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                                    SECTION 1
                                    ---------
                                   DEFINITIONS
                                   -----------

                  1.1 ADMINISTRATOR means the Company or any person or entity to which the authority to administer this Plan and the Basic Retirement Plan has been delegated by the Company.

                  1.2 AFFILIATE means any corporation, partnership or other organization which, during any period of employment of a Participant, was at least 50% controlled by the Company or an affiliate of the Company.

                  1.3 BASIC RETIREMENT PLAN means the RPM, Inc. Retirement Plan as originally effective on June 1, 1989 and as such plan may be amended from time to time thereafter.

                  1.4 BASIC DEATH BENEFIT means the amount of death benefit payable from the Basic Retirement Plan to a Participant's Surviving Spouse or Beneficiary, as appropriate, determined by taking into account the limitations contained in the Plan incorporating Sections 415 and 401(a)(17) of the Code.


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                  1.5      BASIC RETIREMENT BENEFIT means the amount of
                           retirement benefit payable from the Basic Retirement Plan to a Participant determined by taking into account the limitations contained in the Plan incorporating Sections 415 and 401(a)(17) of the Code.

                  1.6 BENEFICIARY means the beneficiary or beneficiaries designated by the Participant to receive the Basic Death Benefit under the Basic Retirement Plan.

                  1.7 CODE means the Internal Revenue Code of 1986, as amended.

                  1.8      COMPANY means RPM, Inc., an Ohio corporation.

                  1.9 PARTICIPANT means an employee of the Company or an Affiliate designated as a participant by the Board of Directors. An employee shall become a Participant in the Plan as of the date he or she is individually selected by, and specifically named in the resolution of the Board of Directors for inclusion in the Plan. The Board of Directors may terminate the participation of any Participant at any time. A Participant shall automatically cease

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                           to be a Participant on his date of termination of
                           employment.

                1.10       PLAN means this RPM, Inc. Benefit Restoration Plan.

                1.11 SUPPLEMENTAL DEATH RESTORATION BENEFIT means a death benefit payable under this Plan to a Participant's Surviving Spouse or Beneficiary, as appropriate, equal to the Basic Death Benefit which would have been payable to such Surviving Spouse or Beneficiary under the Basic Retirement Plan without taking into account the limitations contained in the Plan incorporating Sections 415 and 401(a)(17) of the Code, minus the Basic Death Benefit.

                1.12 SUPPLEMENTAL RETIREMENT RESTORATION BENEFIT means a retirement benefit payable under this Plan to a Participant equal to the Basic Retirement Benefit which would have been payable to such Participant under the Basic Retirement Plan without taking into account the limitations contained in the Plan incorporating Sections 415 and 401(a)(17) of the Code, minus the Basic Retirement Benefit.

                1.13 SURVIVING SPOUSE means an individual who is a surviving spouse as described in the Basic Retirement Plan.

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                1.14       The masculine gender, where appearing in the Plan,
                           will be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates the contrary.

                1.15 Words and phrases used herein with initial capital letters or quotation marks which are defined in the Basic Retirement Plan are used herein as so defined.

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                                   SECTION II
                                   ----------
                        SUPPLEMENTAL RESTORATION BENEFITS
                        ---------------------------------

                  2.1 Subject to the other terms and conditions of this Plan, the Company shall pay:

                           (a) a Supplemental Retirement Restoration Benefit to each Participant who is eligible under this Plan; and

                           (b) a Supplemental Death Restoration Benefit to the Surviving Spouse or Beneficiary, as applicable, of such a Participant.


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                                  SECTION III
                                  -----------
                              PAYMENT OF BENEFITS
                              -------------------

                  3.1      UPON RETIREMENT

                           (a) The Supplemental Retirement Restoration Benefit shall be payable to a Participant within a reasonable time after the Participant's retirement under the Basic Retirement Plan on or after his completion of five (5) years of vesting service and his attainment of age fifty-five (55).

                           (b) Except as set forth below in Section 3.2, no benefit shall be payable to a Participant from this Plan unless a Participant has completed at least five (5) years of vesting service and has attained at least age fifty-five (55). In the event that a Participant has a termination of employment before the date on which he has completed five (5) years of vesting service and has attained age fifty-five (55), the retirement benefit payable under this Section 3.1 shall be forfeited and the Participant shall not be entitled to receive payment of any benefit whatsoever under this Plan.


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                  3.2      UPON DEATH

                           (a) The Supplemental Death Restoration Benefit shall be payable to the Participant's Surviving Spouse within a reasonable time after the death of a Participant who had not yet retired under the Basic Retirement Plan, or who had terminated employment on or after his completion of five (5) years of vesting service and his attainment of age fifty-five
                                    (55) and been eligible for a future
                                    retirement benefit under the Basic
                                    Retirement Plan, but died prior to the
                                    payment or commencement of payment thereof.

                           (b) The Supplemental Death Restoration Benefit shall be payable to the Participant's Beneficiary within a reasonable time after the death of a Participant who had completed twenty (20) years of vesting service and had attained age sixty (60) but who had not yet retired under the Basic Retirement Plan or who had terminated employment on or after his completion of twenty (20) years of vesting service and attainment of age sixty
                                    (60) and been eligible for a future
                                    retirement benefit under the Basic
                                    Retirement Plan, but died

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                                    prior to the payment or commencement of
                                    payment thereof.

                           (c) Except as provided in paragraph (b) above, if a Participant has no Surviving Spouse at the time of his death, no Supplemental Death Restoration Benefit will be payable on his behalf.

                  3.3      LUMP SUM PAYMENT
                           The Supplemental Retirement Restoration Benefit or the Supplemental Death Restoration Benefit shall be payable in the form of a lump sum using the actuarial assumptions set forth in the Basic Retirement Plan.


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                                   SECTION IV
                                   ----------
                                  MISCELLANEOUS
                                  -------------

                  4.1 ADMINISTRATION. The operation of this Plan, in respect of the Participants and their Surviving Spouses and Beneficiaries, shall be administered by the Administrator. The Administrator shall have the same type and extent of authority to administer this Plan and to make, amend and interpret all appropriate rules and regulations for the administration of this Plan as said Administrator has in respect of the Basic Retirement Plan. Any determination of the Administrator in respect of this Plan shall be final, conclusive and binding on the Company, any Participant, and his Surviving Spouse and any Beneficiaries. Except as set forth herein, benefits payable under this Plan shall be processed pursuant to and shall be subject to the rules set forth in the Basic Retirement Plan with respect to administrative procedures including but not limited to the administrative appeal procedures in the event a benefit is denied hereunder.

                  4.2 TERMINATION. This Plan may be terminated at any time by the Board of Directors of the Company, in which event the rights of Participants to their

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                           accrued Supplemental Restoration Benefits established
                           under this Plan shall become nonforfeitable. Unless the Board of Directors of the Company takes specific action to continue this Plan, the Plan shall automatically terminate on the same date that benefit accruals cease under the Basic Retirement Plan. In the event of termination of this Plan, the Company shall remain obligated to pay benefits to those employees who are Participants on the date of such termination to the extent and on the same date as such benefits would otherwise be payable under this Plan as if it had not been terminated; provided, however, that solely for the purpose of determining the amount of the benefit payable to such Participants upon actual retirement, such
                           Participants shall be deemed to have retired on the date of such termination of this Plan.
                           Notwithstanding the above, the Company, in its sole discretion, may, in lieu of making a future benefit payment, make payment to any Participant on any date before the payment date otherwise provided for under this Plan.

                  4.3 NONASSIGNABILITY. The right to receive any benefit under this Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or

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                           subjected to any charge or legal process, and if any
                           attempt is made to do so, or a person eligible for any benefit hereunder becomes bankrupt, the interest hereunder of the person affected may be terminated by the Company, and the Company may cause the same to be held or applied for the benefit of such person or his or her dependents in such manner as it deems proper.

                  4.4 RIGHTS. Nothing in this Plan shall be construed as giving any employee the right to be retained in the employ of the Company. The Company expressly reserves the right to dismiss any employee at any time without regard to the effect which such dismissal might have upon him under the Plan. This Plan is not, and is not to be construed as a contract of employment. Nothing contained herein shall give or shall be construed to give any Participant any right to continue in the employ of the Company or to otherwise enlarge or affect employment status or rights.

                  4.5 AMENDMENT. This Plan may be amended at any time by the Board of Directors of the Company, except that no such amendment shall deprive any Participant of

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                           his Supplemental Restoration Benefit accrued at the
                           time of such amendment.

                  4.6 FUNDING. Benefits payable under this Plan shall not be funded and payments shall be made out of the general funds of the Company.

                  4.7 ACTUARY. An actuary may be employed to advise the Company and the Administrator as to the actuarial matters relating to this Plan.

                  4.8 NATURE OF THIS PLAN. This Plan is not intended to be a qualified pension plan or to be a benefit or welfare plan subject to ERISA. Benefits payable hereunder shall be a general, unsecured obligation to be paid by the Company from its own funds, and no liability for payments hereunder shall be imposed upon any officer, director, employee or stockholder of the Company. The adoption of this Plan and the setting aside of any funds by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. Legal and equitable title in any funds so set aside shall remain in the Company, and no recipient of benefits hereunder shall have any security or other interest in such funds. Any and all such funds so

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                           set aside shall remain subject to the claims of the
                           general creditors of the Company. Nothing herein shall require the Company to set aside any funds for purposes of this Plan, but the Company may do so if it chooses.

                  4.9 EFFECT ON QUALIFIED PLAN. The adoption, administration, amendment or termination of the Plan shall have no effect on the Basic Retirement Plan.

                4.10 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participants, their heirs and legal representatives.

                4.11 PRIOR PLANS. This Plan shall supersede any and all other plans or agreements between the Company and Participants hereunder relating to the provision of supplemental retirement benefits or deferred compensation.

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                                    SECTION V
                                    ---------
                                 EFFECTIVE DATE
                                 --------------

                  5.1 This Plan shall be construed, administered and enforced according to the laws of the State of Ohio.

                  5.2      This Plan is effective January 1, 1991.

                  IN WITNESS WHEREOF, the Company has executed this document this 1st day of January, 1991.

                                       RPM, INC.


                                       By: /s/ Thomas C. Sullivan
                                          __________________________
                                          Chairman of the Board


                                       And: /s/ Richard E. Klar
                                            _________________________
                                            Vice President, Treasurer




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